Business Combination	12 Months Ended
Dec. 31, 2016
Business Combination
Business Combination

4     Business Combination

The Company accounts for business combinations using acquisition method of accounting, which requires the acquisition cost be allocated to the assets and liabilities of the company acquired, including separately identifiable intangible assets, based on their estimated fair values. The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities based on independent appraisal reports as well as its experience with similar assets and liabilities in similar industries. If different judgments or assumptions were used, the amounts assigned to the individual acquired assets or liabilities could be materially different.

91waijiao.com

On January 9, 2015, Dasheng Zhixing entered into an agreement with Oneworld Education Limited and its affiliates in PRC as well as the founder Ms. Rose Gong (together as the ‘‘Transferor’’), pursuant to which, the Company acquired from the transferor 100% business operation of one high-end online one-on-one English tutoring platform, 91waijiao.com and all associated assets and liability with zero cash consideration. The Company will undertake all contractual obligations, including unfinished course service agreements and employment contracts as of December 31, 2014. The main purpose of the transaction is to further expand the service offerings to the Group’s customers and achieve synergies between 51talk.com and 91waijiao.com. The transaction was completed on January 9, 2015.

In accordance with ASC 805, the acquisition of 91waijiao.com had been accounted for as a business combination and the results of operations of the 91waijiao.com from the acquisition date, i.e. January 9, 2015, have been included in the Group’s consolidated financial statements. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on an independent valuation report and management’s experiences with similar assets and liabilities.

The allocation of the purchase price is as follows:

	As of acquisition date	Amortization Years
	RMB
Identifiable assets acquired and liabilities assumed
Brand name and domain name	1,050	9
Software	880	3
Deferred revenue	(5,670)
Deferred tax liabilities	(483)

Identifiable net liabilities acquired (a)	(4,223)
Total consideration (b)	—

Goodwill (b-a)	4,223

Goodwill arising from this transaction primarily represents the expected synergies from combining the operations of the Group with 91waijiao.com, which are complementary in a way to each other, and any other intangible benefits that would accrue to the Group that do not qualify for separate recognition. The excess of purchase price over net tangible assets and identifiable intangible assets acquired were recorded as goodwill. The goodwill is not expected to be deductible for tax purposes. No measurement period adjustment has been recorded. Total identifiable intangible assets acquired upon acquisition mainly included brand name and domain name of RMB1,050 and software of RMB880, with estimated average weighted useful life of nine and three years respectively.

Based on the assessment on the financial performance of 91waijiao.com made by the Group, acquired company including its subsidiary is not considered material to the Group. Thus the presentation of the pro-forma financial information with regard to a summary of the results of operations of the Group for the business combination is not required.